EXHIBIT 99.4

                               EXCHANGE AGREEMENT


         This Exchange Agreement (the "Agreement") is entered into as of the 29th day of June 2009 by and between Warp 9, Inc., a Nevada corporation (the "Company"), HyperSolar, Inc., a Nevada corporation ("HSI"), and the stockholder of HSI who is listed as the "HSI Stockholder" in the signature block of this Agreement (the "HSI Stockholder"), with respect to the following facts:

                                 R E C I T A L S

         A. HSI Stockholder owns the number of shares of the common stock of HSI (collectively, "HSI Stock"), listed beneath the HSI Stockholder's signature to this Agreement.

         B. The Company desires to acquire all of the outstanding HSI Stock held by the HSI Stockholder in exchange (the "Exchange") for a total of 1,000,000 shares of the Company's common stock, par value $0.001 per share ("Common Stock").

         C. The Company desires to acquire all the outstanding common stock of HSI held by all of the stockholders of HSI (collectively, the "HSI Stockholders") such that HSI will become a wholly owned subsidiary of the Company on the closing, in consideration for a total of 113,526,605 shares or 80% of the total issued and outstanding Common Stock of the Company (the "Collective Exchange"), in a tax free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, all of the other HSI Stockholders are entering into Exchange Agreements with the Company that are similar to this Agreement, and all such Exchange Agreements (collectively, the "Exchange Agreements") are scheduled to close simultaneously.

         D. Each holder of HSI Stock will receive 20 shares of the Company's Common Stock for each share of HSI Stock tendered by them for the Exchange.

         E. After giving effect to the Collective Exchange described in Recital C of this Agreement, there will be approximately 141,908,256 shares of Common Stock of the Company issued and outstanding.

         F. By executing this Agreement, the HSI Stockholder agrees to exchange the HSI Stockholder's HSI Stock for shares of the Company's Common Stock on the terms and conditions of this Agreement.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties to this Agreement, and in light of the recitals stated above, the parties to this Agreement hereby agree as follows:

1.       EXCHANGE OF STOCK.

         Effective on the date of the Closing (as hereinafter defined) of this Agreement, the HSI Stockholder hereby conveys all of the HSI Stockholder's HSI Stock to the Company in consideration for the issuance to the HSI Stockholder of 20 shares of Common Stock (the "Exchange Shares") for each share of HSI Stock tendered.

2.       CLOSING AND CONDITIONS OF CLOSING.

         The Closing of the Exchange and the Collective Exchange (the "Closing") will occur as soon as practicable after the satisfaction, or waiver by the party for whom the condition benefits, of all of the following conditions:

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         A.       The Company is reasonably  satisfied with its due diligence of
                  HSI.

         B. HSI and the HSI Stockholders are reasonably satisfied with their due diligence of the Company.

         C. The Company effects a one-for-twelve reverse stock split of all of its issued and outstanding Common Stock (the "Reverse Split") prior to the Closing.

         D.       The Company and HSI each obtain the express  approval of their
                  respective   Boards  of   Directors  to  the  Closing  of  the
                  Collective Exchange.

         E. The Company obtains the express approval of the holders of a majority of the total issued and outstanding Common Stock of the Company to the Collective Exchange, the Reverse Split, and the change of the Company's name from Warp 9, Inc. to HyperSolar, Inc. (the "Name Change").

         F. All of the HSI Stockholders execute Exchange Agreements and deliver them to the Company, and tender their HSI Stock for transfer to the Company in accordance with Section 6.3 of this Agreement.

         G. The deliveries described in Section 6 of this Agreement are made by each of the respective parties to the Exchange Agreements.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the HSI Stockholder that now and as of the Closing:

         3.1 GOOD STANDING. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

         3.2 SUBSIDIARIES. The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, other than as disclosed in its public reports filed by it with the Securities and Exchange Commission ("Public Reports").

         3.3 CAPITALIZATION. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, $.001 par value, of which approximately 340,579,815 shares are outstanding. No shares of preferred stock are authorized, issued or outstanding. Except as disclosed in Public Reports, there is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for any shares of the capital stock of the Company. The Company has not granted registration rights to any person.

         3.4 LIABILITIES. Except as disclosed in Public Reports or incurred in the ordinary course of business, the Company does not have any material commitments, liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise.

         3.5 TAXES. To the best knowledge of the Company's management, the Company has filed all tax returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due

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pursuant  to such  returns or reports or pursuant  to any  assessment  which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established.

         3.6   CONTRACTS.   There  are  no  material   contracts,   instruments,
agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, outside the ordinary course of business to which the Company is a party or by which it or any of its properties are bound, except as disclosed in Public Reports.

         3.7 COMPLIANCE WITH LAW. To the best knowledge of the Company's management, the Company has conducted its business in material compliance with all applicable laws, ordinances, rules, regulations, court or administrative order, decree or process ("Applicable Law"). The Company has not received any notice of violation or claimed violation of any Applicable Law.

         3.8 LITIGATION. To the best knowledge of the Company's management, except as disclosed in Public Reports, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened during the twelve month period preceding the date of this Agreement. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against the Company. To the best knowledge of the Company's management, the Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any Applicable Law.

4.       REPRESENTATIONS AND WARRANTIES OF HSI STOCKHOLDER.

         HSI Stockholder represents and warrants to the Company that now and as of the Closing:

         4.1 TITLE TO SHARES. HSI Stockholder is the legal and beneficial owner of the HSI Stock set forth below such HSI Stockholder's name, and, upon consummation of the Exchange contemplated herein, the Company will acquire from the HSI Stockholder good and marketable title to the HSI Stock listed as owned by such HSI Stockholder, and such HSI Stock shall be free and clear of all liens excepting only such restrictions upon transfer, if any, as may be necessary for compliance with the federal Securities Act of Securities, as amended (the "Securities Act").

         4.2 ACCESS TO INFORMATION. The HSI Stockholder hereby represents and warrants that prior to the Closing the HSI Stockholder has reviewed and will carefully review the updated business and related financial and other information provided by the Company or disclosed in its Public Reports, and has had a complete opportunity to ask questions of, and receive additional information from, the Company's management.

         4.3 SOPHISTICATION AND KNOWLEDGE. The HSI Stockholder is an "accredited investor" (as defined in Rule 501(a) under the Securities Act) and acknowledges that it has sufficient experience in financial and business matters to be capable of utilizing such information to evaluate the merits and risks of the HSI Stockholder's acquisition of the Exchange Shares, and to make an informed decision relating to said acquisition.

         4.4 EVALUATION OF RISKS. The HSI Stockholder has evaluated the risks of this investment in the Company, including those risks particularly described in the Public Reports, and has determined that the investment is suitable for the HSI Stockholder. The HSI Stockholder acknowledges that prior to the Closing of

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the business  combination of which this Exchange is a part, the Company has only those material assets and liabilities  disclosed in the Public Reports.  The HSI
Stockholder  has  adequate  financial   resources  for  an  investment  of  this
character, and at this time can bear a complete loss of this investment. The HSI Stockholder understands that any forward looking statements in the Public Reports or otherwise made by the Company are mere estimates and may not reflect the actual results of the Company's operations.

         4.5 NO FEDERAL REGISTRATION. The HSI Stockholder understands that the Exchange Shares are not being registered under the Securities Act on the ground that the issuance thereof is exempt under Section 4(2) of the Securities Act and Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering, and that reliance on such exemption is predicated in part on the truth and accuracy of the undersigned's representations and warranties, and those of the other purchasers of Exchange Shares.

         4.6 NO STATE REGISTRATION. The HSI Stockholder understands that the Exchange Shares are not being registered under state securities laws on the basis that the issuance thereof is exempt as an offer and sale not involving a public offering in such state. The HSI Stockholder understands that reliance on such exemptions is predicated in part on the truth and accuracy of the HSI Stockholder's representations and warranties and those of other purchasers of Exchange Shares. The undersigned covenants not to sell, transfer or otherwise dispose of an Exchange Share unless such Exchange Share has been registered under the applicable state securities laws, or an exemption from registration is available.

         4.7 ACKNOWLEDGMENT OF NO LIQUIDITY. The HSI Stockholder has no need for any liquidity in this investment and is able to bear the economic risk of this investment for an indefinite period of time. The HSI Stockholder has been advised and is aware that (i) it may not be possible to liquidate the investment readily; (ii) the HSI Stockholder must bear the economic risk of its investment in the Exchange Shares for an indefinite period of time because the Exchange Shares have not been registered under the Securities Act or state law and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and applicable state law or an exemption from such registration is available; (iii) a legend as to the restrictions on transferability of the Exchange Shares referred to herein will be made on the document evidencing the Exchange Shares, and (iv) a notation in the appropriate records of the Company will be made with respect to any restrictions on transfer of Exchange Shares. The restrictive legend on the certificate will essentially state as follows:

         THE SECURITIES REPRESENTED BY THSI CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF Securities, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, CONVEYED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY IS PRESENTED INDICATING THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         4.8 RELIANCE - NO ORAL REPRESENTATIONS. The HSI Stockholder has relied solely upon the Public Reports and independent investigations made by the HSI Stockholder or its purchaser representative with respect to the Exchange Shares acquired herein, and no oral or written representations beyond the Public Reports and this Agreement have been made to the HSI Stockholder.

         4.9 AUTHORITY. If the HSI Stockholder is a partnership, corporation or trust, it has been duly formed, is validly existing, has full power and authority to make this investment, and has not been formed for the specific purpose of investing in the Exchange Shares. This Agreement and all other documents executed in connection with this acquisition of Exchange Shares are valid, binding and enforceable agreements of the HSI Stockholder.

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         4.10  ACKNOWLEDGMENT  OF INVESTMENT  RISKS. The HSI Stockholder  hereby understands and acknowledges the risk factors relating to this investment, including but not limited to those described in the Public Reports and in this Agreement, and that the purchase of the Exchange Shares is highly speculative and subject to a high degree of risk.

         4.11 INFORMATION REGARDING HSI. The business, financial, legal and other information furnished by HSI and the HSI Stockholders to the Company regarding HSI is and will be accurate, complete and truthful in all material respects, and will not contain a material misrepresentation or omit a material fact concerning HSI that, if disclosed in light of the circumstances, would have had a material affect on the Company's decision to acquire the HSI Stock from all HSI Stockholders.

         4.12 ELECTION NOT TO EXERCISE DISSENTER'S RIGHTS. The HSI Stockholder hereby represents and warrants that the HSI Stockholder has reviewed the laws providing for dissenters' rights under the corporation laws of the States of Nevada and California and expressly elects not to exercise dissenters' rights and instead to participate in this Exchange pursuant to this Agreement.

5.       COVENANTS.

         5.1 ACCESS TO INFORMATION. The Company and HSI covenant to each other that their authorized representatives will provide complete reasonable access to the authorized representatives of the other party of the corporate books, records, financial statements, legal documents and relevant business information relating to itself to enable each party to complete their due diligence of the other party prior to the Closing of the Collective Exchange.

         5.2 SPECIAL COVENANTS. The Company covenants to use its best efforts to accomplish the actions described in Sections 2(C), 2(D), 2(E) and 2(G) of this Agreement prior to or at the Closing, if the conditions described in Sections 2(A) and 2(F) are satisfied. The HSI Stockholder and HSI covenant to use their best efforts to accomplish the actions described in Sections 2(F) and 2(G) of this Agreement prior to or at the Closing, if the condition described in Section 2(B) is satisfied.

         5.3 FURTHER ASSURANCES. Each of the parties to this Agreement will use its reasonable commercial efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party's benefit or to cause the same to be fulfilled, and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and to consummate the transactions contemplated herein.

         5.4 OPERATION OF BUSINESS. From the date hereof through the date of the Closing, except as expressly provided herein, each of the Company and HSI agrees that it will report to the other party any indication of potential material adverse factors in its business or any litigation that may be threatened whereby one of the parties would be a defendant.

6.       DELIVERIES.

         6.1 ITEMS TO BE DELIVERED BY THE COMPANY TO HSI PRIOR TO OR AT CLOSING.

                  (a) Certificate of good standing of the Company in the Company's state of incorporation.

                  (b) Resolutions from the Company's Board of Directors approving the Closing of the Collective Exchange, the making and performing of the Exchange Agreements, the Reverse Split, the Name Change, and any other resolutions reasonably necessary to accomplish the transactions contemplated by this Agreement, including but not limited to those enabling compliance with applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission and the OTC Bulletin Board.

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                  (c) Resolutions from the Company's  shareholders approving the
Exchange, the Collective Exchange, the Reverse Split and the Name Change, thereby authorizing the issuance of the Exchange Shares.

                  (d) An Exchange Agreement duly executed by an authorized representative of the Company.

                  (e) Any other document reasonably requested by HSI that it deems necessary for the consummation of the transactions contemplated by this Agreement.

         6.2 ITEMS TO BE DELIVERED BY THE COMPANY TO THE HSI STOCKHOLDER AT THE CLOSING.

                  (a) An Exchange Agreement duly executed by an authorized representative of the Company.

                  (b) A certificate representing the Exchange Shares will be delivered to the HSI Stockholder within three business days after the Closing.

         6.3 ITEMS TO BE DELIVERED TO THE COMPANY BY HSI AND THE HSI STOCKHOLDER PRIOR TO OR AT THE CLOSING.

                  (a) Certificate of good standing of HSI in HSI's state of incorporation.

                  (b) Exchange Agreements duly executed by HSI and each HSI Stockholder, and stock certificates evidencing the HSI Stock with duly executed stock powers endorsed for transfer of the HSI Stock to the Company.

                  (c) Any other document reasonably requested by the Company that it deems necessary for the consummation of the transactions contemplated by this Agreement and the Exchange Agreements.

7.       INDEMNIFICATION.

         7.1 INDEMNITY BY THE COMPANY. The Company agrees to defend, indemnify and hold harmless the HSI Stockholder from and against, and to reimburse the HSI Stockholder with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively the "Losses") asserted against or incurred by the HSI Stockholder by reason of, arising out of, or in connection with any material breach of any representation, warranty or covenant contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to this Agreement or in connection with the transactions contemplated by this Agreement.

         7.2 INDEMNITY BY HSI STOCKHOLDER. Each HSI Stockholder severally to the extent of such HSI Stockholder's pro rata share of all outstanding HSI Stock, agrees to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all losses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation, warranty or covenant contained in this Agreement and made by such HSI Stockholder or in any document or certificate delivered by such HSI Stockholder pursuant to this Agreement or in connection with the transactions contemplated by this Agreement.

         7.3 INDEMNIFICATION PROCEDURE. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Section 7. The Indemnifying Party shall have the right to assume and to control the defense of

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any such claim with counsel reasonably  acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such Indemnified Party in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, or that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnifying Party has not assumed the defense of the action or proceedings, then such Indemnified Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

8.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties and statements made by a party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the date of the Closing for the period of the applicable statute of limitations. Each of the parties hereto is executing and performing the provisions of this Agreement in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, and not upon any investigation which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth in this Agreement.

9.       TERMINATION OF THIS AGREEMENT.

         This Agreement may be terminated by the mutual written consent of all parties to it, or by any party to it for any reason or no reason if the Closing does not occur by September 30, 2009 through no fault or breach of this Agreement by the party seeking to terminate the Agreement.

10.      INJUNCTIVE RELIEF.

         10.1     DAMAGES INADEQUATE

         Each party acknowledges that it would be impossible to measure in money the damages to the other parties if there is a failure to comply with any covenants or provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other parties to this Agreement will not have an adequate remedy at law.

         10.2     INJUNCTIVE RELIEF

         It is therefore agreed that any party to this Agreement who is entitled to the benefit of the covenants or provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law. Furthermore, no party shall be obligated to obtain or post any surety or other bond in order to seek equitable remedies under this Agreement.

11.      WAIVERS.

         If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of

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the same or other provisions of this Agreement.  Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

12.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

13.      ENTIRE AND SOLE AGREEMENT.

         This Agreement and any instruments and agreements to be executed pursuant to this Agreement, set forth the entire understanding of the parties hereto with respect to its subject matter, merge and supersede all prior and contemporaneous understandings with respect to its subject matter, and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

14.      EXPENSES.

         Each party shall separately pay for their respective costs of legal services, accounting, auditing, communications and due diligence in connection with the transactions contemplated hereby.

15.      GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, and the venue for any action hereunder shall be in the appropriate forum in the County of Clark, State of Nevada.

16.      COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

17.      ATTORNEYS' FEES AND COSTS.

         In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

18.      FURTHER ACTS.

         The parties to this Agreement hereby agree to execute any other documents and take any further actions which are reasonably necessary or appropriate in order to implement the transactions contemplated by this Agreement.

19.      AUTHORIZED SIGNATURES.

         Each party to this Agreement hereby represents that the persons signing below are duly authorized to execute this Agreement on behalf of their respective party.

20.      SEVERABILITY.

         The provisions of this Agreement are severable and in the event that one or more of its provisions are deemed to be unenforceable or invalid for any reason, such finding will not affect the enforceability or validity of any other provision of this Agreement, which shall remain in full force and effect.

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

COMPANY:                  WARP 9, INC.


                          By: /s/ Harinder Dhillon
                              --------------------------------------------------
                                Harinder Dhillon, President


                          By: /s/ William E. Beifuss
                              --------------------------------------------------
                                William E. Beifuss, Chairman


HSI:                      HYPERSOLAR, INC.


                          By: /s/ Christopher Marquis
                              --------------------------------------------------
                                Christopher Marquis, Chief Executive Officer


HSI STOCKHOLDER:          /s/ Christopher Marquis
                          ------------------------------------------------------
                          Signature

                          CHRISTOPHER MARQUIS
                          ------------------------------------------------------
                          Print Name

                          1310 Cartegena
                          ------------------------------------------------------
                          Street Address

                          Newport Beach, CA  92660
                          ------------------------------------------------------
                          City, State and Zip Code

                          50,000
                          ------------------------------------------------------
                          Number of Shares of HSI Stock



                                      -9-